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                                                                 EXHIBIT 10. 6

                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "AGREEMENT") is made as of the 15th day of June, 1998, by Delia O'Donnell ("O'Donnell") and Alan Anderson, Trustee (the "TRUSTEE") of the trust (the "TRUST") established under the Voting Trust Agreement of Nationwide Transportation Products, Inc. (subsequently known as USCommunication Services, Inc.) dated May 1, 1997 and amended on December 1, 1997 and January 30, 1998 (collectively, O'Donnell and Trustee are referred to as PLEDGOR"), in favor of Canmax Telecom, Inc., a Texas corporation ("PLEDGEE"). Pledgor, jointly and severally, hereby agrees with Pledgee as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below:

          (a)  The term "BORROWER" shall mean either Pledgor or the Company.

          (b) The term "COMPANY " shall mean USCommunication Services, Inc., a Delaware corporation.

          (c) The term "CODE" shall mean the Uniform Commercial Code as in effect in the State of Arizona on the date of this Agreement or as it may hereafter be amended from time to time.

          (d) The term "COLLATERAL" shall mean all shares of capital stock or other equity interests now owned or hereafter acquired by Pledgor in the Company, together with certificates representing all of such shares or other interests, including without limitation all property specifically described on SCHEDULE "A" attached hereto and made a part hereof (the "PLEDGED SHARES"), and all dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the Pledged Shares. The term Collateral, as used herein, shall also include
     (A) all certificates, instruments and/or other documents evidencing the foregoing, (B) all renewals, replacements and substitutions of all of the foregoing, (C) all Additional Property (as hereinafter defined), and (D) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Pledgee of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

          (e) The term "GUARANTIES" shall mean the separate Guaranty agreements executed by O'Donnell and the Trustee for the benefit of Pledgee guaranteeing the payment of the indebtedness outstanding under the Note and other obligations of the Company and each Pledgor arising under the Loan Documents.

          (f) The term "INDEBTEDNESS" shall mean (i) all indebtedness, obligations and liabilities of Borrower to Pledgee arising under any of the Loan Documents, whether joint, several or joint and several, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Pledgor to Pledgee under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Pledgee in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

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PLEDGE AGREEMENT - PAGE 1
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          (g)  The term "LOAN DOCUMENTS" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, including without limitation this Agreement, the Rescission Agreement, the Guaranties, the Note and the Security Agreement.

          (h) The term "NOTE" shall mean that certain promissory note executed by the Company payable to the Pledgee of even date herewith in the original principal amount of $724,660, bearing interest and payable as set forth therein.

          (i) The term "OBLIGATED PARTY" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (j) The term "RESCISSION AGREEMENT" shall mean the Rescission Agreement of even date herewith executed by the Company, Canmax Inc., Pledgee, Pledgor, and James C. Bernet.

          (k) The term "SECURITY AGREEMENT" shall mean that certain Security Agreement of even date herewith between the Company and Pledgee securing the repayment of the Note.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1-201, Chapter 8 or Chapter 9 of the Code.

     2. SECURITY INTEREST. As security for the Indebtedness, Pledgor, for value received, hereby grants to Pledgee a continuing security interest in the Collateral.

     3. ADDITIONAL PROPERTY. Collateral shall also include the following property (collectively, the "ADDITIONAL PROPERTY") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral:
(a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property, together with such instruments of transfer as Pledgee may request, shall immediately be delivered to or deposited with Pledgee and held by Pledgee as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Pledgee, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Pledgee. Pledgee shall be deemed to have possession of any Collateral in transit to it or its agent.

     4. VOTING RIGHTS. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Pledgee, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

     5. MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Pledgee's possession from time to time, Pledgee does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Pledgee shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Pledgee to do so, (ii) such written demand

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PLEDGE AGREEMENT - PAGE 2
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is received by Pledgee in sufficient time to permit Pledgee to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Pledgee in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Pledgee being liable to account to Pledgor only for what Pledgee may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss;
(e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Pledgee to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Pledgee in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

     6. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants the following to Pledgee:

          (a) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by each Pledgor.

          (b) ENFORCEABILITY. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) OWNERSHIP AND LIENS. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Pledgee. The capital stock described on SCHEDULE "A" hereto constitutes 100% of the issued and outstanding capital stock of the Company.

          (d) NO CONFLICTS OR CONSENTS. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Pledgee herein nor the exercise by Pledgee of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) any documents governing the organization of the Trust or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. No consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Pledgee of its rights and remedies hereunder.

          (e) SECURITY INTEREST. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Pledgee in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Pledgee in the Collateral.

          (f) LOCATION. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

          (g) SOLVENCY OF PLEDGOR. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

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PLEDGE AGREEMENT - PAGE 3
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     7.   AFFIRMATIVE COVENANTS.  Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Pledgee shall otherwise consent in writing.

          (a) OWNERSHIP AND LIENS. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Pledgee. Pledgor will defend at its expense Pledgee's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) INSPECTION OF BOOKS AND RECORDS. Pledgor will keep adequate records concerning the Collateral and will permit Pledgee and all representatives and agents appointed by Pledgee to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c) ADVERSE CLAIM. Pledgor covenants and agrees to promptly notify Pledgee of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Pledgee's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Pledgee a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d) DELIVERY OF INSTRUMENTS AND/OR CERTIFICATES. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Pledgee any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Pledgee, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Pledgee.

          (e) ACTIONS OF THE COMPANY. Pledgor shall cause the Company to (i) not sell, transfer, move, assign, pledge, grant any security interest in or otherwise hypothecate any of the Company's assets other than in the ordinary course of business, (ii) not issue any equity securities of the Company other than the Collateral, (iii) not liquidate, dissolve, merge or consolidate with any other entity and (iv) comply with all covenants set forth in the Security Agreement.

          (f) FURTHER ASSURANCES. Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Pledgee may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Pledgee to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Pledgee; (C) cooperating with Pledgee in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Pledgee's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Pledgee, in form and substance satisfactory to Pledgee; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Pledgee, in form and substance satisfactory to Pledgee. When applicable law provides more than one method of perfection of Pledgee's security interest in the Collateral, Pledgee may choose the method(s) to be used.

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PLEDGE AGREEMENT - PAGE 4
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     8.   NEGATIVE COVENANTS.  Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Pledgee shall otherwise consent in writing.

          (a) TRANSFER OR ENCUMBRANCE. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Pledgee, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Pledgee.

          (b) IMPAIRMENT OF SECURITY INTEREST. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Pledgee's security interest in any Collateral.

          (c) DILUTION OF OWNERSHIP. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Pledgee pursuant to the terms hereof to the extent necessary to give Pledgee a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Pledgee had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

          (d) RESTRICTIONS ON SECURITIES. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Pledgee.

          (e) COMPLIANCE WITH COVENANTS. Pledgor will not take any action that would cause a violation of any of the covenants set forth in Section 7 hereof, and shall not cause or permit the Company to violate any of the covenants set forth in the Security Agreement.

     9. RIGHTS OF PLEDGEE. Pledgee shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

          (a) POWER OF ATTORNEY. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Pledgee may from time to time in Pledgee's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Pledgee or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Pledgee may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Pledgee shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Pledgee may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Pledgee with respect to the Collateral.

          (b) PERFORMANCE BY PLEDGEE. If Pledgor fails to perform any agreement or obligation provided herein, Pledgee may itself perform, or cause performance of, such agreement or obligation, and the

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PLEDGE AGREEMENT - PAGE 5
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expenses of Pledgee incurred in connection therewith shall be a part of the
Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Pledgee does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     10. EVENTS OF DEFAULT. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) DEFAULT UNDER LOAN DOCUMENTS. The occurrence of any event of default under the Note the Guaranties, the Security Agreement any other Loan Document (other than attributable to the insolvency or bankruptcy of James C. Bernet); or

          (b) BANKRUPTCY OR INSOLVENCY. If Pledgor: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

          (c) EXECUTION ON COLLATERAL. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor or any person or entity other than Pledgee; or

          (d) ABANDONMENT. Pledgor abandons the Collateral or any portion thereof; or

          (e) ACTION BY OTHER LIENHOLDER. The holder of any lien or security interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Pledgee to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (f) DILUTION OF OWNERSHIP. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Pledgee pursuant to the terms hereof to the extent necessary to give Pledgee a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Pledgee had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

          (g) BANKRUPTCY OF ISSUER. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law; or

          (h) LIQUIDATION OR DISSOLUTION. The liquidation, dissolution, merger or consolidation of Borrower.

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PLEDGE AGREEMENT - PAGE 6
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     11.  REMEDIES AND RELATED RIGHTS.  If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Pledgee, then Pledgee may exercise one or more of the rights and remedies provided in this Section.

          (a) REMEDIES. Pledgee may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a Pledgee under the Code (whether or not the Code applies to the affected Collateral);

              (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

             (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Pledgee's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

              (iv) buy the Collateral, or any portion thereof, at any public sale;

               (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

              (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

             (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Pledgee is entitled to do so under the Code or otherwise.

     Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Pledgee of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under
Section 9-504(3) of the Code.

          (b) PRIVATE SALE OF SECURITIES. Pledgor recognizes that Pledgee may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Pledgee may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such

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PLEDGE AGREEMENT - PAGE 7
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securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Pledgee may, in such event, bid for the purchase of such securities.

          (c) APPLICATION OF PROCEEDS. If any Event of Default shall have occurred, Pledgee may at its discretion apply or use any cash held by Pledgee as Collateral, and any cash proceeds received by Pledgee in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Pledgee may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Pledgee in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Pledgee hereunder;

              (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

             (iii)  to the satisfaction of the Indebtedness;

              (iv)  by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9-504(1)(c) of the Code or any other applicable statutory provision); and

              (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (d) DEFICIENCY. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Pledgee are insufficient to pay all amounts to which Pledgee is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (e) NON-JUDICIAL REMEDIES. In granting to Pledgee the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Pledgee to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Pledgee or Pledgor from resorting to judicial process at either party's option.

          (f) OTHER RECOURSE. Pledgor waives any right to require Pledgee to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Pledgee. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Pledgee has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Pledgee. Pledgor authorizes Pledgee, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to
(i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct

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PLEDGE AGREEMENT - PAGE 8
the order or manner of sale thereof as Pledgee may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

          (g) VOTING RIGHTS. Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

     12. INDEMNITY. Pledgor hereby indemnifies and agrees to hold harmless Pledgee, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature made by or through Borrower or any Obligated Party (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     13.  MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement of Pledgee and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Pledgee shall continue in full force and effect to secure the Indebtedness unless Pledgee specifically releases its rights thereunder by separate release.

          (b) AMENDMENT. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) ACTIONS BY PLEDGEE. The lien, security interest and other security rights of Pledgee hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Pledgee may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Pledgee shall not release or impair the lien, security interest or other security rights of Pledgee hereunder or affect the obligations of Pledgor hereunder.

          (d) WAIVER BY PLEDGEE. Pledgee may waive any Event of Default without waiving any other prior or subsequent Event of Default. Pledgee may remedy any default without waiving the Event of Default remedied. Neither the failure by Pledgee to exercise, nor the delay by Pledgee in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Pledgee of any right or remedy

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PLEDGE AGREEMENT - PAGE 9
hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Pledgee and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (e) COSTS AND EXPENSES. Pledgor will upon demand pay to Pledgee the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Pledgee may incur in connection with
(i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (ii) the exercise or enforcement of any of the rights of Pledgee under the Loan Documents, or
(iii) the failure by Pledgor to perform or observe any of the provisions hereof.

          (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) APPOINTMENT OF PLEDGEE AS AGENT. Pledgee has been appointed to act as Pledgee hereunder by and for the benefit of the Secured Parties.

          (h) SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) NO OBLIGATION. Nothing contained herein shall be construed as an obligation on the part of Pledgee to extend or continue to extend credit to Borrower.

          (j) NOTICES. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) BINDING EFFECT AND ASSIGNMENT. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Pledgee and its successors and assigns. Without limiting the generality of the foregoing, Pledgee may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Pledgee.

          (l) TERMINATION. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Pledgee to extend credit to Borrower, (iii)

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PLEDGE AGREEMENT - PAGE 10
written request for the termination hereof delivered by Pledgor to Pledgee, and (iv) written release delivered by Pledgee to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Pledgee will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          (m) CUMULATIVE RIGHTS. All rights and remedies of Pledgee hereunder are cumulative of each other and of every other right or remedy which Pledgee may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) GENDER AND NUMBER. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.







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PLEDGE AGREEMENT - PAGE 11

     EXECUTED as of the date first written above.

                                        PLEDGOR:



                                        /s/  Delia O'Donnell
                                        --------------------------------------
                                        Delia O'Donnell
                                        Address:  P.O. Box 500730
                                                  San Diego, California  92150

                                        /s/  Alan Anderson
                                        ---------------------------------------
                                        Alan Anderson, Trustee
                                        Address:  90 Windsor Road
                                                  Hamden, Connecticut  06517




Pledgee's Address:

c/o  Canmax Inc.
     150 W. Carpenter Frwy.
     Irving, TX  75039




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PLEDGE AGREEMENT - PAGE 12

                                    SCHEDULE "A"
                                         TO
                                  PLEDGE AGREEMENT
                                DATED June 15, 1998



The following property is a part of the Collateral as defined in Subsection
1(c):


     1,000 shares of common stock of USCommunication Services, Inc., a Delaware corporation and formerly known as CNMX MergerSub, Inc., as evidenced by certificate nos. 002 and 003 issued in the name of Pledgor.








SCHEDULE "A" - Solo Page